SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     Of The Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, Use of the Commission Only
            (as permitted by Rule 14aB6(e)(2)) Proxy Statement
[X]      Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ~240.14aB11(c) or ~ 240.14aB12



                          WAVERIDER COMMUNICATIONS INC.
              ----------------------------------------------------
                (Name of Registrant as Specified in its Charter)


      --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:
------------------------------------------------------------------------------

                          WAVERIDER COMMUNICATIONS INC.

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held July 7, 2000
                    ----------------------------------------

To our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of WaveRider Communications Inc. (the "Company") to be held in the Princess Room of the Westin Prince Hotel, 900 York Mills Road, Toronto, Ontario Canada M3B 3H2, on Friday, July 7, 2000, at 3:00 p.m. The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement:

(1) To elect six members of the Board of Directors, each to serve until the next annual meeting of shareholders or until his respective successor has been duly elected and qualified.

(2)      To ratify the extension of the Company's  Employee  Stock Option (1997)
         Plan.

(3)      To approve the Company's Employee Stock Option (2000) Plan.

(4)      To approve the Company's Employee Stock Purchase (2000) Plan

(5) To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 200,000,000.

(6)      To consider such other matters as may properly come before the meeting.

         The Board of Directors has fixed the close of business on May 17, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                             YOUR VOTE IS IMPORTANT!

         Please date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum at the meeting and so that your shares may be voted in accordance with your wishes. Doing so will assist the Company in reducing the expenses of additional proxy solicitation.

         Signing and returning the proxy card does not affect your right to vote in person if you attend the meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/D. Bruce Sinclair
                                         -------------------------------------
                                         D. Bruce Sinclair
                                         President and Chief Executive Officer
DATED: May 30, 2000


                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY TO THE ADDRESS PROVIDED. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                              ---------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  July 7, 2000

                             SOLICITATION OF PROXIES

         This  Proxy  Statement  is  being  furnished  to  the  shareholders  of
WaveRider Communications Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held to in the Princess Room of the Westin Prince Hotel, 900 York Mills Road, Toronto, Ontario Canada M3B 3H2, on Friday, July 7, 2000, at 3:00 p.m. and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about May 30, 2000.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying material. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on May 17, 2000 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 61,390,130 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of the Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted FOR the election of each of the six director nominees; FOR the extension of the Employee Stock Option (1997) Plan; FOR the approval of the Employee Stock Option (2000) Plan; FOR the approval of the Employee Stock Purchase (2000) Plan; FOR the approval of the increase in the authorized capital of the Company; and in the discretion of the proxy holder as to any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

Vote Required

         The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or the absence of a quorum. Under Nevada corporate law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal. Approval of an amendment to the Company's Articles of Incorporation requires a vote in favor by the majority of the total shares outstanding.

         In the election of directors, shareholders will not be allowed to cumulate their votes. The six nominees receiving the highest number of votes will be elected. The ratification of any other matter presented for approval by the shareholders will be approved, in accordance with Nevada law, if the votes cast in favor of a matter exceed the votes cast opposing such matter. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors, or any other matter presented for approval by the shareholders.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, six directors will be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each of the nominees for director identified below is currently a director of the Company.

         Shareholders do not have cumulative voting rights in the election of directors (each shareholder is entitled to vote one vote for each share held for each director). Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote "FOR" the election of each of the persons identified as nominees for directors below. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxies will be voted "FOR" such other person or persons, if any, as may be designated by the Board of Directors. The Board has no reason to believe that any nominee herein named will be unable or unwilling to serve.

Nominees for Election as Directors

The following sets forth information about each nominee for election as a director:

         Gerry Chastelet, 53, has been a director of the Company since April 1999. Mr. Chastelet is, since December 1998, the Chairman, President and Chief Executive Officer of Digital Lightwave, Inc., a leading provider of fiber optic network analysis equipment. From December 1995 to October 1998, he served as President and Chief Executive Officer of Wandel and Goltermann Technologies, Inc., a global supplier of communication test and measurement equipment. From June 1993 to November 1995, he served as Vice President Sales, Marketing and Service - Americas and Asia Pacific for Network Systems Corporation, a supplier of channel-attached communications solutions for large mainframe computers. From 1989 to 1993, he was Vice President Sales, Marketing and Service for Infotron/Gandalf Systems Corporation. Mr. Chastelet holds a degree in Electronics Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA program.

         John E. Curry, 53, was appointed a director of the Company in October 1999. Mr. Curry is President of Karina Venture Inc., a company active in the venture capital business. Prior to joining Karina in September 1999, Mr. Curry was with Bedford Curry & Co., a Vancouver-based chartered accounting firm, which he co-founded in 1983. He is a member of the British Columbia Institute of Chartered Accountants.

         Cameron A. Mingay, 48, has been a director of the Company since April 1999 and the Secretary of the Company since May 29, 1999. Mr. Mingay is a partner at Cassels Brock & Blackwell LLP, Toronto, Ontario, Canada, one of the Company's legal counsels. Prior to July 1999, Mr. Mingay was with Smith Lyons, Toronto for a period of 20 years. He is currently on the board for Image Processing Systems and Matachewan Consolidated Mines, Limited. He completed his undergraduate degree at York University and his law degree at Queen's University.

         D. Bruce Sinclair, 49, has been a director and the President of the Company since December 1997. Mr. Sinclair has been the Chief Executive Officer of the Company since November 1997. Mr. Sinclair has a Masters of Business Administration from the University of Toronto. He has worked in sales and management with companies including IBM Canada, Northern Telecom and Harris Systems Limited. From 1988 to 1991, Mr. Sinclair was with Dell Computer Corporation, a computer manufacturing company, where he held the office of President of its Canadian subsidiary. In 1991 he was appointed Vice-President, Europe for Dell Computer Corporation and subsequently head of Dell in Europe, a position he held until 1994. He resigned from Dell in 1995 and operated his own independent consulting business until joining the Company.

         Guthrie J. Stewart, 44, was appointed a director of the Company in October 1999. Mr. Stewart is Executive Vice-President, Global Development for the Teleglobe Group and Chairman and Chief Executive Officer of Teleglobe Media Enterprises. Since 1992, he has held various executive positions within the Teleglobe Group including President and Chief Executive Officer of Teleglobe Canada Inc., Canada's international telecommunications carrier. Mr. Stewart is a member of the Board of the Information Technology Association of Canada and a past-Chairman of the Board of the Wireless Communications Association, Canada's national industry association of wireless service providers.

         Dennis R. Wing, 51, was appointed a director of the Company in November 1999. Mr. Wing is Director of International Operations for Fahnestock & Co. Inc., an U.S. investment bank. Previously, he was founding partner and Board Member of First Marathon Securities Inc. and was Director of International Operations for 18 years. His other Board memberships are Cryptologic Inc., itemus Inc. and the University of Waterloo. He holds a Bachelor of Arts degree in Economics from University of Waterloo.

Board and Committee Meetings; Legal Proceedings

         During the year ended December 31, 1999, the Board of Directors held 6 meetings. Each member attended at least 75% of all board meetings during their term as a Director in 1999.

         During  1999,  the  Board   established   an  Audit   Committee  and  a
Compensation Committee. The Board does not have a nominating committee or any committee that functions as a nominating committee.

         The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During fiscal 1999, the Audit Committee was composed of three non-employee directors: Messrs. Curry, Stewart and Wing. It met one time during such fiscal year.

         The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During fiscal 1999, the Compensation Committee was composed of two non-employee directors: Messrs. Chastelet and Mingay. It met one time during such fiscal year.

         EXECUTIVE OFFICERS

         In addition to D. Bruce Sinclair, certain information is furnished with respect to the following executive officers of the Company:

         Charles W. Brown, 44, has been Vice President, Marketing of the Company since February, 1998. Mr. Brown has a Masters in Business Administration from the University of Western Ontario. From 1994 until joining the Company, Mr. Brown was Clearnet Communications' first Vice President and CIO. Prior to this Mr. Brown has held numerous senior Sales and Marketing positions including Vice President, Sales and Marketing for Trillium Communications (1993-1994) and Director, Strategic Planning and Marketing for BCE Mobile (1990-1993).

         James H. Chinnick, 53, Vice President, Engineering, was vice president and general manager of Harris Corporation's Wireless Access Division in Calgary, AB, from 1995 to 1998. Prior to this, Mr. Chinnick held several senior positions with NovAtel (1988-1995), Northern Telecom (1985-1988), Foundation Electronic Instruments (1980-1984) and the Communications Research Centre in Ottawa
(1971-1980). In addition to a B.Sc. Engineering (Physics) from Queens University, he has an M.Sc. in Electrical Engineering (Communications) from Queens University and a Diploma in Business Administration from the University of Ottawa. He is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA).

         T. Scott Worthington, 45, is Vice President and the Company's chief financial officer. Mr. Worthington, a Chartered Accountant, has been with the Company since January 1998. From 1988 to 1996, he worked at Dell Computer Corporation, in Canada, where he held numerous positions including CFO of Dell's Canadian subsidiary. Subsequent to leaving Dell, he was a financial and business consultant until his joining the Company in 1998.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE SIX NOMINEES FOR DIRECTORS


                PROPOSAL NO. 2 - RATIFICATION OF THE EXTENSION TO
                      THE EMPLOYEE STOCK OPTION (1997) PLAN

         The Board of Directors of the Corporation has approved a 10 year extension to the Employee Stock Option (1997) Plan (the "1997 Plan") subject to approval by the stockholders. Nasdaq may require stockholder approval of the extension of the 1997 Plan. Approval for purposes of the Nasdaq rules will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the 1997 Plan. The full text of the 1997 Plan, as adopted by the Board of Directors, is set forth in EXHIBIT A to this Proxy Statement.

         A total of 2,809,770 shares of Common Stock are reserved for awards already made under the 1997 Plan. The Company intends, subject to approval by the stockholders of the extension of the 1997 Plan, to extend the expiry date of the options awarded to current employees under the 1997 Plan for a period of 10 years. The Company does not intend to make any new awards under the 1997 Plan.

         The purpose of the extension to the 1997 Plan, and the options awarded under the 1997 Plan, is to enhance the Company's ability to retain persons of experience and ability, and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and affiliated companies. The Company believes that failure to extend the 1997 Plan, and the options awarded under the 1997 Plan, would likely result in the employees exercising all options available to them and selling all, or a significant portion, of the resulting shares to pay the cost of exercise and the resulting tax liabilities. This would result in a significant reduction in the beneficial holdings by the executive officers and key employees, to the perceived detriment of the Company.

         The following table indicates the exercisable and unexercisable options awarded and outstanding, under the 1997 Plan, to named executive officers and all others, as a group, who are current employees of the Company as of April 28, 2000.

                                           Number of Unexercised Options
                                           -----------------------------
            Name                            Exercisable   Unexercisable
         -------------------               ------------   -------------
           D. Bruce Sinclair                   50,000        950,000
           Charles Brown                      389,600              0
           James Chinnick                     190,000              0
           Scott Worthington                  502,400              0
           Mike Orloff                         13,500          4,500
           Others (21)                        259,238        422,532

         Under Generally Accepted Accounting Principles, the extension of the options under the 1997 Plan will be treated as if they were new awards. As such, any difference between the fair market value of the shares of Common Stock at the time of the extension and the time of the original award will be recorded as an expense to the Company. For exercisable options the expense would be recognized immediately and for unexercisable options the expense would be deferred and amortized over the period they become exercisable. At April 28, 2000, the total charge related to the extension, based on a closing stock price of $6.00 per share, would have been $13,940,988. The actual expense recorded in the income statement will depend on the actual closing stock price on the date of the extension.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO EXTEND THE EMPLOYEE STOCK OPTION (1997) PLAN.

           PROPOSAL NO. 3 - PROPOSED EMPLOYEE STOCK OPTION (2000) PLAN

         The Board of Directors of the Corporation has adopted the Employee Stock Option (2000) Plan (the "Stock Option Plan") subject to approval by the stockholders. Under the United States Internal Revenue Code (the "Code"), stockholder approval of the Stock Option Plan is necessary for stock options relating to the shares issuable under the 2000 Plan to qualify as incentive stock options under Section 422 of the Code ("Incentive Options"). In addition, Nasdaq Rules require stockholder approval of the Stock Option Plan. Approval for purposes of the Code and the Nasdaq Rules will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the Stock Option Plan. The full text of the Stock Option Plan as adopted by the Board of Directors is set forth in EXHIBIT B to this Proxy Statement.

         A total of 6,000,000 shares of Common Stock are reserved for issuance under the Stock Option Plan. The Stock Option Plan authorizes (i) the grant of options to purchase Common Stock intended to qualify as Incentive Options, and
(ii) the grant of options that do not so qualify ("Nonqualified Options").

         The Stock Option Plan shall terminate on the tenth anniversary of its adoption unless earlier terminated by the Board of Directors.

         The Company intends that the Stock Option Plan will be administered by a committee, consisting of at least two Outside Directors, as defined in the Stock Option Plan (the "Committee"). The Committee will select the individuals to whom awards will be granted and determine the option exercise price and other terms of each award, subject to the provisions of the Stock Option Plan.

         Incentive Options may be granted under the Stock Option Plan to employees and officers of the Company, including members of the Board of Directors who are also employees. Nonqualified Options may be granted under the Stock Option Plan to employees, officers, individuals providing services to the Company and members of the Board of Directors, whether or not they are employees of the Company.

         No options may extend for more than ten years from the date of grant (five years in the case of employees or officers holding 10% or more of the total combined voting power of all classes of stock of the Company or any subsidiary or parent (a "greater-than-ten-percent-stockholder")). The exercise price for Incentive Options may not be less than the fair market value of the Common Stock on the date of grant or, in the case of a greater-than-ten-percent stockholder, no less than 110% of the fair market value. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

         Nonqualified Options are non-transferable except with the written consent of the Board, by will or by the laws of descent or distribution. Incentive Options may only be transferred by will or by the laws of descent or distribution. Options generally will cease to be exercisable (i) immediately if the optionee is terminated for cause, (ii) sixty days after the optionee ceases to be employed by the Company other than for cause, (iii) twelve months following an optionee's death.

         Payment of the exercise price for shares subject to options may be made with cash, or, with the consent of the Committee, (i) with shares of Common Stock, (ii) by reducing the number of Option Shares otherwise issuable by a number of shares having a fair market value equal to the aggregate exercise price, (iii) by personal recourse note, or (iv) by such other means as is authorized by the Committee. Full payment for shares exercised must be made at the time of exercise.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

         The grant of an Incentive Option or a Nonqualified Option would not result in income for the grantee or in a deduction for the Company.

         The exercise of a Nonqualified Option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.

         The exercise of an Incentive Option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant and one year after the transfer of shares upon exercise and
(ii) is an employee of the Company or a subsidiary of the Company from the date of grant until three months before the exercise date. If these requirements are met, the basis of the share upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE EMPLOYEE STOCK OPTION (2000) PLAN.

        PROPOSAL NO. 4 - APPROVAL OF EMPLOYEE STOCK PURCHASE (2000) PLAN.

         The Board of Directors of the Corporation has adopted the Employee Stock Purchase (2000) Plan (the "Stock Purchase Plan") subject to approval by the stockholders. Under the United States Internal Revenue Code (the "Code"), stockholder approval of the Stock Purchase Plan is necessary for the rights to purchase Common Stock granted under the Stock Purchase Plan to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code. In addition, Nasdaq rules (the "Nasdaq Rules") require stockholder approval of the Stock Option Plan. Approval for purposes of the Code and the Nasdaq Rules will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the Stock Option Plan. The full text of the Stock Purchase Plan as adopted by the Board of Directors is set forth in EXHIBIT C to this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE (2000) PLAN.

         The following is a summary of certain essential features of the Stock Purchase Plan:

         The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase shares of Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase shares of Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether the employee of any parent or subsidiary of the Company will be eligible to participate in such plan.

         The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. For each offering, the Board may determine the term and other provisions (which need not be identical), within the limitations of the Purchase Plan. Such offerings may have a term of up to 27 months. Initially, the Board intends authorizing offerings of one year duration which are divided into two shorter "purchase periods" of approximately six months duration. In the future, the Board may authorize offerings with terms different than those described here.

         The Board may establish certain eligibility requirements for participation under the offerings it authorizes. For example, the Board may require that employees complete a period of service before they become eligible to participate in an offering.

         In addition, as required by the Code, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of shares of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

         Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for an offering, an agreement authorizing payroll deductions of up to 15% of such employees' base salary compensation during the offering.

         The Board may authorize the purchase price per share at which shares of Common Stock will be sold in an offering under the Purchase Plan. The purchase price shall not be less than the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering and (b) 85% of the fair market value of a share of Common Stock on the last day of the offering.

         The purchase price of the shares is accumulated by payroll deductions over each offering that is authorized under the Purchase Plan. At any time during the offering, a participant may reduce or terminate his or her payroll deductions (See "Withdrawal" below). Under each offering, the Board may establish the time or times at which participants may increase or decrease their payroll deductions. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. Unless authorized under an offering, participants may not make any additional payments into such accounts.

         By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares of Common Stock under such plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares of Common Stock any employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock which may be purchased pursuant to such offering by all participants. If the aggregate number of shares of Common Stock to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares of Common Stock available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares of Common Stock is exercised automatically at the end of the offering at the applicable price.

         While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering.

         Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee will not be entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

         Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason. Upon any such termination, the Company will distribute to the employee all of his or her accumulated payroll deductions, without interest.

         Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

         The Board may suspend or terminate the Purchase Plan at any time. The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan or (b) modify the requirements relating to eligibility for participation in the Purchase Plan.

         Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without the consent of the person to whom such rights were granted.

         In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

         Subject to approval of this proposal, an aggregate of 3,000,000 shares of Common Stock is authorized for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights will again become available for issuance under the Purchase Plan.

UNITED STATES FEDERAL INCOME TAX INFORMATION

         Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, except as described below with respect to possible FICA and FUTA liability, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

         If the stock is disposed of more than two years after the beginning of the offering and more than one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price and (b) the excess of the fair market value of the stock as of the beginning of the offering over the exercise price will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

         If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income will be attributed to the participant and a capital loss may be recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term depending on whether the stock has been held for more than one year.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation).

      PROPOSAL NO. 5 - APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES
                                 OF COMMON STOCK

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Capital Stock from 105,000,000 shares to 205,000,000 shares of Capital Stock and to increase the Company's authorized number of shares of Common Stock from 100,000,000 to 200,000,000.

         The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of current stockholders. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Nevada.

         In addition to the 61,390,130 shares of Common Stock outstanding at April 28, 2000, the Board has reserved an aggregate of approximately 14,090,722 shares of Common Stock for issuance upon (a) exercise of outstanding options granted under the Company's stock option plans, and (b) exercise of outstanding warrants.

         Although, at present, the Board of Directors has no other plans to issue the additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares of Common Stock may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.

         The additional shares of Capital Stock that would become available for issuance if this Proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could adopt a "poison pill" which would, under certain circumstances related to an acquisition of shares not approved by the Board, give certain holders the right to acquire additional shares of capital stock at a low price, or the Board could strategically sell shares of Capital Stock in a private transaction to persons or entities that would oppose a takeover or favor the current Board. Although this Proposal to increase the authorized capital stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of the Proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

         A copy of the Amendment to the Restated Certificate of Incorporation, as approved by the Board of Directors, is attached to this Proxy Statement as Appendix D. Stockholders are requested in this Proposal No. 5 to approve the amendment to the Restated Certificate, as amended. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting as a single class, will be required to approve this amendment to the Company's Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


                                  OTHER MATTERS

Other Business

         The Board of Directors does not know of any matter to be presented at the Annual Meeting that is not listed in the Notice of Annual Meeting and discussed above. If other matters should properly come before the Annual Meeting, however, the proxy holders will vote in accordance with their best judgment.

Proposals of Security Holders for 2000 Annual Meeting

         Shareholders desiring to submit proposals for the Proxy Statement for the 2000 Annual Meeting of Shareholders of the Company will be required to submit them to Scott Worthington, Vice President and Chief Financial Officer of the Company, at the Company's executive offices, 255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4, in writing on or before December 31, 2000. Any shareholder proposal must also be proper in form and substance, as determined in accordance with the Exchange Act and the rules and regulations promulgated thereunder.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table describes the compensation earned in fiscal 1999 by the Chief Executive Officer of the Company and all executive officers and employees who received compensation in excess of $100,000 in 1999. The directors of the Company received $1,000 per meeting attended during the year and were automatically awarded 50,000 options under the 1999 Incentive and Nonqualified Stock Option Plan upon their election to the board of directors.

SUMMARY COMPENSATION TABLE 1999

                               Annual Compensation
Name and
Principal Position            Year          Salary          Bonus         Stock Options
------------------            ----          ------          -----         -------------
Bruce Sinclair                1999          204,730        134,617            100,000
President/CEO/Director        1998          182,002                                          Note 1
                              1997           10,500                         1,000,000        Note 2

Charles Brown                 1999          128,156         50,885            535,000
Vice President, Marketing     1998          101,112         39,045            465,000

James Chinnick                1999           87,748         76,732            630,000
Vice President, Engineering

Scott Worthington             1999          103,863         26,923            450,000
Vice President/CFO            1998           76,845         15,369            550,000

Mike Orloff                   1999           62,110         68,574             36,000
Vice President, International


Other than noted above, no officer or employee of the company received compensation in excess of $100,000 in any of the last 3 fiscal years.

(1) Mr. Sinclair's 1998 compensation was based on an annualized amount of Cdn. $500,000 payable Cdn.$270,000 in cash salary with the balance payable in shares out of the Employee Stock Compensation (1997) Plan subject to certain performance criteria. Despite having achieved the bonus requirements, Mr. Sinclair waived receipt of the $155,038 bonus in conjunction with an agreement with other shareholders who returned 1,000,000 shares to the Company for cancellation. This agreement allowed the Company to issue 1,495,000 options to the other senior executives without significant further dilution for the shareholders.

(2) The amount shown as salary above is the amount paid in cash for the period Mr. Sinclair was with the Company in 1997. A total of 800,000 Series B Preferred Shares were transferred to Mr. Sinclair by way of an additional incentive together with the private option to purchase additional common shares of up to 1,000,000. Both the Series B Preferred shares and the private option to purchase common shares were provided by existing shareholders and were not payable by or otherwise a liability of the Company.

Option Grants in Last Fiscal Year

                  The following table summarizes option grants during 1999 to the executive officers and employees named in the Summary Compensation Table (the "Named Executive Officers")

                            Individual Grants
                               Percent of
                               Total
                  Number of    Options                                        Potential Realizable Value
                  Securities   Granted to   Exercise   Market                 at Assumed Annual Rates
                  Underlying   Employees    or Base    Price on               of Stock Price Appreciation
                  Options      in Fiscal    Price      Date of    Expiration  for Option Term
                  Granted      Year         ($/sh)     Grant      Date           0%      5%         10%
                  ---------------------------------------------------------------------------------------

Bruce Sinclair        100,000     3.6%      $0.91      $0.91       10/25/09      0      4,550       9,100

Charles Brown         535,000    19.4%      $2.03      $2.03        4/8/09       0     54,303     108,605

James Chinnick        120,000    4.3%       $2.50      $2.50        1/4/02       0     15,000      30,000
                      510,000    18.5%      $2.03      $2.03        4/8/09       0     51,765     103,530

Scott Worthington     450,000    16.3%      $2.03      $2.03        4/8/09       0     45,675      91,350

Mike Orloff            18,000    0.7%       $2.50      $2.50        1/4/02       0      2,250       4,500
                       18,000    0.7%       $2.00      $2.00        4/23/09      0      1,800       3,600

None of the Officers listed exercised any of their options in 1999.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

The following table sets forth the aggregate value of unexercised options to acquire shares of the Common Stock held by the Named Executive Officers on December 31, 1999. None of the Named Executive Officers of the Company exercised options during the year ended December 31, 1999.


                                                                                             Value of Unexercised
                                                  Number of Unexercised                      In-the-Money Options
                                                     Options at FY-End                            at FY-End(1)
                                              ----------------------------------------------------------------------------
  Name                                        Exercisable          Unexercisable         Exercisable         Unexercisable
  -------------------                         -----------          -------------       --------------        -------------
  D. Bruce Sinclair                               55,000             1,045,000         $       91,200           $1,732,800
  Charles Brown                                 491,750                508,250         $      417,335           $  111,815
  James Chinnick                                215,500                514,500         $       57,610           $  106,590
  Scott Worthington                             572,500                427,500         $      629,950           $   94,050
  Mike Orloff                                     14,400                21,600         $        1,125           $    3,375

(1) Calculated based on the difference between the exercise price and the price of a share of Common Stock on December 31, 1999. The Closing sale price of the Common Stock was $2.25 on December 31, 1999.

Employment Arrangements.

In November 1997, the Company entered into an employment agreement with Mr. Sinclair, which provided for salary, bonus and option grants for the ensuing year. In addition, under the agreement, in the event that the Company were to terminate Mr. Sinclair's employment other than for cause (as defined in the agreement) at any time, the Company would pay to Mr. Sinclair, for a period of 12 months, the base compensation, bonus and health benefits to which he was entitled on the date of his termination. At a meeting of the Board of Directors, on February 25, 2000, the guarantee period for Mr. Sinclair was increased from 12 months to 36 months.

         In addition, the Company's employment arrangements with each of the current executive officers, other than Mr. Sinclair, provide that in the event that the Company were to terminate the executive's employment other than for cause (as defined in the agreements) at any time, the Company would pay to the executive, for a period of 12 months, the base compensation, bonus and health benefits to which he was entitled on the date of his termination.

Director's Compensation

         The Company's non-employee directors have been paid $1,000, plus expenses, for each meeting of the Board of Directors attended in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 28, 2000, information with respect to the Company's Common Stock owned beneficially by each director or nominee for director, by the Chief Executive Officer of the Company, by all officers and directors as a group and by each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock. Except as otherwise indicated below, each person named has sole voting and investment power with respect to the shares indicated.

                                                                  Amount and Nature of           Percentage
Name and Address of Beneficial Owners                           Beneficial Ownership (1)        of Class(2)
-----------------------------------------                       ------------------------        -----------
Bruce Sinclair,  Director, CEO, President                               3,030,000(3)               4.85%
Cameron A. Mingay, Secretary/Director                                     137,500                  0.22%
Gerry Chastelet, Director                                                 150,000                  0.24%
John Curry, Director                                                      125,000                  0.20%
Guthrie Stewart, Director                                                  75,000                  0.12%
Dennis Wing, Director                                                     100,000                  0.16%
Charles Brown,  Vice-President                                            416,350                  0.67%
Scott Worthington,  Vice-President                                        524,900                  0.85%
Jim Chinnick, Vice President                                              235,500                  0.38%

All Directors and Executive Officers (9)                                4,794,250                  7.47%

(1)      Includes shares subject to an Escrow  Agreement,  dated March 16, 1998,
         as  amended  September  27,  1999.   Includes  employee  stock  options
         exercisable within 60 days - See Table of Year End Option Values

(2)      Based on 61,390,130  shares of Common Stock outstanding as of April 28,
         2000.

(3) Includes shares beneficially owned through a purchase option agreement with certain other shareholders of the Company that are exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers and directors and certain beneficial owners of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. These executive officers, directors and beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Due to delays in obtaining a Central Index Key (CIK) number from the SEC the executive officers and one Director completed filing their March 2000 Form4's on April 12th instead of the required April 10th date. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company is not aware of any other late filings.

                      PERFORMANCE MEASUREMENT COMPARISON(1)

         The following table shows the total stockholder return of an investment of $100 in cash on December 31, 1995 for (a) the Company's Common Stock, (b) the Nasdaq Stock Market (U.S.) Index, and (b) the Nasdaq Telecommunications Index ("Nasdaq Telecommunications"). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                  COMPARISON OF 4-YEAR CUMULATIVE TOTAL RETURN*
    AMONG WAVERIDER COMMUNICATIONS INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                    NASDAQ STOCK                 NASDAQ
               WAVERIDER            MARKET (U.S.)          TELECOMMUNICATIONS
               --------------------------------------------------------------

12/95             100                    100                       100
12/96             17                     123                       102
12/97             299                    151                       149
12/98             700                    213                       247
12/99             600                    394                       437


* $100 Invested on 12/31/94 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

(1) The material in this section is not "soliciting material" is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Additional Information

         A copy of the Company's Annual Report for the year ended December 31, 1999 is attached to this Proxy Statement. The Company's 10-K Report and exhibits to that Report will also be provided upon request and payment of copying charges. Requests should be directed to Scott Worthington, WaveRider Communications Inc., 255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4.

                                   APPENDIX A

                        EMPLOYEE STOCK OPTION (1997) PLAN
                          WAVERIDER COMMUNICATIONS INC.

         (AS AMENDED BY DIRECTORS' RESOLUTIONS DATED FEBRUARY 16TH, 1998
                             AND APRIL 11TH, 2000)

1.  PURPOSE OF THE PLAN.

  This Employee Stock Option (1997) Plan, (the "Plan") is intended to further the growth and advance the best interests of WAVERIDER COMMUNICATIONS INC., (the "Company"), and affiliated companies, by supporting and increasing the Company's ability to attract and retain persons of experience and ability, and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and affiliated companies. This plan provides for the issuance of non-statutory stock options ("Option" or "Options"), which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code").

2.  DEFINITIONS.

  Whenever used in this plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings ascribed to them:

a)    "Act" means the U.S. Securities Act of 1933, as amended.

b)    "Affiliate" means any Parent or Subsidiary of the Company.

c)    "Award" or "Grant" means any grant of an Option made under this Plan.

d) "Board" means the Board of Directors of the Company and where applicable includes any Committee to whom any powers of the Board have been delegated in accordance with this Plan.

e)    "Code" means the Internal Revenue Code of 1986, as amended.

f) "Date of Grant" means the day the Board authorizes the grant of an Option or such later date as may be specified by the Board as the date a particular grant will become effective.

g) "Employee" means and includes the following persons: i) executive officers, officers and directors, (including advisory and other special directors), of the Company or an Affiliate; ii) full-time and part-time employees of the Company or an Affiliate; iii) any person or entity engaged by the Company or an Affiliate, as a consultant, advisor or agent; and iv) a lawyer, law firm, accountant, accountant firm, or other professional or professional firm, engaged by the Company or an Affiliate.

h)    "Optionee" means an Employee to whom an Option has been granted.

i) "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or another company qualifying as a Parent within this definition.

j)    "Participant" means an Employee to whom an award of Stock has been made.

k) "Plan Shares" means shares of Stock from time to time subject to this Plan.

l) "Stock" means the Common shares of the Company, or in the event that the outstanding Common shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

m) "Subsidiary" means a company more than 50% of whose total combined capital stock of all classes is held by the Company or another company qualifying as a Subsidiary within this definition.

3.  TERM.

         This Plan shall be effective as of the 10th day of June, 1997, and no Options shall be granted pursuant to this Plan after its expiration. This Plan shall expire on the 11th day of April 2010, unless sooner terminated in accordance with the terms herein, with the exception of any Options then outstanding which shall remain in effect until they have expired or have been exercised.

4.  ADMINISTRATION OF THE PLAN.

  This Plan shall be administered by the Board; provided however, that the Board may delegate administration of the Plan to a committee composed of no fewer than two (2) non-employee members of the Board, (the "Committee").

  If administration is delegated to a Committee, that Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board. The Board may abolish or change the Committee at any time and revest in the Board the administration of the Plan.

         A majority of the members of a Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.

  Subject to the terms herein, "Administration" shall include the full authority and sole and absolute discretion to designate Plan participants, to determine the provisions, restrictions, conditions and terms of the Options, (which need not be identical as to number of shares covered by any Option, the method or exercise as related to exercise in whole or in installments, or otherwise), including the Option price, and to interpret the provisions and supervise the administration of this Plan. Administration shall also include the authority to provide that certain Options not vest (that is, become exercisable), until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

  Each Option shall be evidenced by an agreement in writing containing the provisions, terms and conditions of each such Option granted consistent with the provisions of this Plan.

5.  STOCK SUBJECT TO THE PLAN.

  A total of 6,250,000 Plan Shares shall be subject to this Plan. The Plan Shares shall consist of unissued shares of Common stock or previously issued shares of Common stock reacquired and held by the Company or any Affiliate and such number of Plan Shares shall be and are hereby reserved for such purpose. Any Plan Shares which may remain unsold and which are not subject to outstanding Options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any Option expire or be cancelled prior to its exercise in full, the unexercised Plan Shares subject to such Option may again be subjected to an Option under this Plan.

6.  PERSONS ELIGIBLE TO PARTICIPATE.

  Options under this Plan may be granted to Employees only. The Board, (or the Committee, as the case may be), shall have the full power to designate from among the eligible parties, those to whom Options may be granted. A person who has been granted an Option hereunder may be granted and additional Option or Options. Persons eligible under this Plan additionally may be granted one or more options under any other compensatory or stock option plan or awarded shares under any other benefit plan of the Company. No Option shall confer any right upon the Optionee with respect to the continuation of his employment (or his position as an officer, director, employee, agent or consultant), with the Company or any Affiliate, and shall not interfere with the right of the Company or any Affiliate to terminate such relationship(s) at any time in accordance with law and any other agreements in force.

7.  OPTION EXERCISE PRICE.

  The purchase price of each Plan Share shall not be less than one hundred per cent (100%), of the fair market value of a share of Common stock on the date the Option is granted. The fair market value on a particular date shall be deemed to be the average of either i) the highest and lowest prices at which shares of Common stock were sold on the date of grant, if traded on a national securities exchange, ii) the high and low sale prices reported on the date of grant if traded on the Nasdaq Small Cap Market or National market System, or iii) the high bid and low asked price, or if available, the closing high bid and low asked price, on the date of grant, if quoted on the OTC Electronic Bulletin Board. If no transactions in the Common stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the Common stock is not then quoted on any exchange or in any quotation medium at the time of grant, then the Board of Directors (or Committee, as the case may be), will use its discretion in selecting in good faith a value believed to represent the fair market value based on factors then known to them. The cash proceeds for the sale of Plan Shares are to be added to the general funds of the Company.

8.  EXERCISE PERIOD; VESTING.

  a) The Option exercise period shall be a term of not more than three (3) years from the date of granting of each Option and shall automatically terminate: i) 30 days following termination of the Optionee's employment with the Company for cause, defined as termination for reasons other than Layoff due to lack of work, injury, illness, disability or due to economic reasons unrelated to the Optionsee's job performance, or for a reason stated in subparagraph (b) below;
ii) Subject to subparagraph (c) below, at the expiration of a period to be determined by the Board (or Committee as the case may be), at the time of grant, which shall be not less than 30 days and not more than 365 days following the date of termination of the Optionee's employment with the Company without cause for any reason other than death, provided that if the Optionee dies within such period, subclause iii) below shall apply; or iii) at the expiration of twelve
(12) months after the date of death of the Optionee.

  b) "Employment with the Company" as used in this Plan shall include: i) employment with, ii) or as to a consultant, advisor, or agent, engagement by, or; iii) service as a director of the Company or any Affiliate, in any such capacity, even if employment or engagement in another capacity ceases, and Options granted under this Plan shall not be affected by an Employee's transfer of employment within the Company or between it and any Affiliate or between any Affiliates. An Optionee's employment shall not be deemed interrupted or terminated by a bona fide leave of absence, such as sabbatical leave, military or other services required by the Government, or sick leave.

  c) The Board (or Committee, as the case may be), may determine at the time of grant that the Option granted shall not vest immediately, but over a specified time, in specified amounts per time period, or subject to other restrictions or limitations. Unless otherwise set forth in the granting resolution, an Option shall vest immediately upon grant. If employment ceases before an Option vests, then vesting shall never take place and unvested Options shall then be lost forever. Nothing contained in this Section shall be construed to extend the term of any Option or to permit anyone to exercise an Option after the expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the Optionee's employment or relationship as a consultant, advisor, director or officer.

9.  EXERCISE OF OPTIONS.

  a) The Board (or Committee as the case may be), in granting Options shall have discretion to determine the terms upon which the Options shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased Plan Shares shall remain subject to purchase until the Option expires or terminates in accordance with the terms herein. Unless otherwise stipulated in an Option, an Option may be exercised in whole or in part, one or more times, but no Option may be exercised for a fractional share. Resulting fractions shall be rounded up or down as appropriate.

  b) Options may be exercised solely by the Optionee or a permitted transferee during his lifetime or by a spouse or former spouse pursuant to a qualified domestic relations order, or after his death (with respect to the number of shares which the Optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's Will or the laws of descent and distribution.

  c) The purchase price of the Plan Shares to which an Option is exercised shall be paid in full at the time of exercise and no Plan Shares shall be issued until full payment is made therefor. Payment shall be made either i) in cash, represented by a bank or cashier's check, certified check or money order, or made by bank wire transfer; ii) by delivering shares of the Company's Common stock which have been beneficially owned by the Optionee, the Optionee's spouse or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock"), in a number equal to the number of Plan Shares being purchased upon exercise of the Options; iii) a combination of cash and delivered stock; iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the Plan Shares being purchased under the Option, (the "Other Shares"), or v) a combination of cash, Delivered Stock and Other Shares. An Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an Option shall be or have any of the rights and privileges of a shareholder of the Company, in respect of any Plan Shares purchased upon exercise of an Option unless and until certificates representing such shares have been issued by the Company to him or her. The Board (or Committee as the case may be), shall have absolute discretion whether to accept Other Shares offered and in valuing such shares.

10.  OPTIONS IN SUBSTITUTION FOR OTHER OPTIONS.

  The Board, (or Committee, as the case may be), may in its sole discretion, at any time during the term of this Plan, grant new Options to an Employee under this Plan or any other stock option plan of the Company, on the conditions that such Employee shall surrender for cancellation one or more outstanding Options which represent the right to purchase, (after giving effect to any previous partial exercise thereof), a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder. No such new conditional grant shall become exercisable in the absence of such Employee's consent to the condition, surrender and cancellation, as appropriate. New conditional Options shall be treated in all respects under this Plan as newly granted Options. Options may be granted under this Plan from time to time in substitution for similar rights held by Employees of other corporations who are about to become Employees of the Company or an Affiliate as a result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or an Affiliate, of stock of the employing corporation as the result of which such other corporation becomes an Affiliate.

11.  ASSIGNABILITY.

  Except with the express written consent of the Board, an Option for Plan Shares may not be assigned nor otherwise transferred except by Will or by operation of law, pursuant to a qualified domestic relations order (as defined in Rule 16B-3 of the Securities and Exchange Commission, or any successor rule), or pursuant to Title 1 of the Employee Retirement Income Security Act of 1974, as amended (ERISA) or rules thereunder. No Option shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, and no Options shall be subject to execution, attachment or similar process . Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of Option.

12.  REORGANIZATIONS AND RECAPITALIZATIONS OF THE COMPANY.

  a) The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or any issue of bonds, debentures or other indebtedness, or any preferred or prior preference stocks senior to or affecting the Company's Common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  b) The Plan Shares in respect to which Options may be granted hereunder are shares of Common stock currently constituted. If, and whenever, prior to delivery by the Company of all of the Plan Shares which are subject to Options granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, a stock split, combination of shares (reverse stock split), or recapitalization or other increase or reduction in the number of shares of the Common stock outstanding without receiving compensation therefore in money, services or property, and other than as a dividend, then the number of Plan Shares with respect to which Options granted hereunder may thereafter be exercised shall i) in the event of an increase in the number of outstanding shares, be proportionately increased and the cash consideration payable per share shall be proportionately reduced; and ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the cash consideration payable per share shall be proportionately increased

  c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another company pursuant to which shareholders of the Company receive any shares of stock or other securities, in exchange for the Common stock, there shall be substituted for the Plan Shares subject to the unexercised portions of outstanding Options, an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of the Common stock in the case of a reorganization, merger, consolidation or plan of exchange; provided however, that all outstanding Options may be cancelled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each Optionee or his personal representative of its intention to do so and by permitting the purchase of all the Plan Shares subject to such outstanding Options for a period of not less than thirty (30) days during the sixty (60) days immediately preceeding such effective date.

  d) Except as expressly provided above, the Company's issuance of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, as dividends or for cash, property, labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of capital stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Plan Shares subject to Options granted hereunder or the purchase price of such shares.

13.  PURCHASE FOR INVESTMENT.

  Unless the Plan Shares covered by this Plan have been registered under the Act prior to issuance, each person exercising an Option under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his or her own account for investment and not with a view to or for sale in connection with the distribution of any part thereof.

14.  LAWS AND REGULATIONS.

  This Plan and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Plan Shares under such Options, shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.  WITHHOLDING OF TAXES.

  If subject to withholding tax, the Company may be required to collect withholding taxes upon the exercise of an Option. The Company may require, as a condition to the exercise of an Option that the Optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Company in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect to have the Company withhold from the Plan Shares to be issued hereunder, a sufficient number of shares to satisfy withholding obligations.

16.  RESERVATION OF SHARES.

  The stock subject to this Plan, shall, at all times, consist of authorized but unissued Common shares, or previously issued shares of Common stock reacquired or held by the Company or an Affiliate, equal to the maximum number of shares the Company may be required to issue under this Plan, and such number of Common shares is hereby reserved for such purpose. The Board, (or Committee, as the case may be), may decrease the number of shares subject to this Plan, but an increase in such number may only occur as a consequence of a stock split or other reorganization or recapitalization affecting all Common shares.

17.  TERMINATION OF THE PLAN.

  The Board may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Option under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the date previously specified herein, or the date when all the Plan shares have been issued.

18.  AMENDMENT OF THE PLAN.

  The Board may amend or alter this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any Options granted hereunder from the operation of Section 16(b) of the Securities Exchange Act of 19934, as amended, (the "Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided that no amendment or alteration shall be made which would impair the rights of any participant under any Option theretofore granted, without his consent (unless made solely to conform such Option to and necessary because of changes in the foregoing laws, rules or regulations).

19.  DELIVERY OF A COPY OF THE PLAN.

  A copy of this Plan shall be delivered to every person to whom an Option is granted.

20.  LIABILITY.

  No member of the Board of Directors, the Committee (where applicable), or any other Committee of Directors, Officers, Employees, or agents of the Company or any Affiliate, shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

21.  MISCELLANEOUS PROVISIONS.

  The place of administration of this Plan shall be wherever the Company's principal executive offices are located and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the
State of Nevada. Without amending this Plan, the Board, (or Committee as the case may be), may issue Plan Shares to employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities, given the difference in tax laws in such other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

  By Signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the Employee Stock Option
(1997) Plan of the Company.

Originally dated:                                 WAVERIDER COMMUNICATIONS INC.
June 10th, 1997.
                                                  By:  /s/ Bruce Sinclair
                                                       ----------------------
Amendments dated:                                      Authorized Officer
February 16th, 1998
April 11, 2000
                                                  By:  /s/ Cameron A. Mingay
                                                       ----------------------
                                                       Secretary

*Amendment dated February 16th, 1998 increased the total number of Plan Shares subject to this Plan from 5,000,000 to 6,250,000.

*Amendment dated April 11th, 2000 extended the expiry date of the plan from June 10, 1999 to April 11th, 2010.

                                   APPENDIX B

                          WAVERIDER COMMUNICATIONS INC.

                        EMPLOYEE stock option (2000) plan

SECTION 1.        Purpose of the Plan

                  1.1. This Employee Stock Option (2000) Plan, (the "Plan") is intended to further the growth and advance the best interests of WAVERIDER COMMUNICATIONS INC. (the "Company"), and affiliated companies, by supporting and increasing the Company's ability to attract and retain persons of experience and ability, and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and affiliated companies.

SECTION 2.        Definitions

                  2.1. Whenever used in this plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings ascribed to them:

1)       "Act" means the U.S. Securities Act of 1933, as amended.

2)       "Affiliate" means any Parent or Subsidiary of the Company.

3)       "Award" or "Grant" means any grant of an Option made under this Plan.

4) "Board" means the Board of Directors of the Company and where applicable includes any Committee to whom any powers of the Board have been delegated in accordance with this Plan.

5)       "Code" means the Internal Revenue Code of 1986, as amended.

6) "Date of Grant" means the day the Board authorizes the grant of an Option or such later date as maybe specified by the Board as the date a particular grant will become effective.

7)       "Employee" means and includes the following persons:

         (i)      executive   officers,   officers  and  directors,   (including
                  advisory and other special directors), of the Company or an Affiliate;

         (ii) full-time and part-time employees of the Company or an Affiliate;

         (iii) any person or entity engaged by the Company or an Affiliate, as a consultant, advisor or agent; and,

         (iv) a lawyer, law firm, accountant, accountant firm, or other professional or professional firm, engaged by the Company or an Affiliate.

8) "Incentive Option" means any Option designated and qualified as an "incentive stock option" within the meaning of Section 422 of the Code. The Company intends that Incentive Options will qualify as "incentive stock options" within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as the qualification of any Option as an Incentive Option.

9)       "Nonqualified Option" means any Option that is not an Incentive Option.

10)      "Optionee" means an Employee to whom an Option has been granted.

11) "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in
         Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

12) "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or another company qualifying as a Parent within this definition.

13) "Participant" means an Employee to whom an award of Stock has been made.

14) "Plan Shares" means shares of Stock from time to time subject to this Plan.

15) "Subsidiary" means a company more than 50% of whose total combined capital stock of all classes is held by the Company or another company qualifying as a Subsidiary within this definition.

SECTION 3.        Term

                  3.1. This Plan shall be effective as of the 25th day of February, 2000, and no Options shall be granted pursuant to this Plan after its expiration. This Plan shall expire on the 25th day of February, 2010, unless sooner terminated in accordance with the terms herein, with the exception of any Options then outstanding which shall remain in effect until they have expired or have been exercised.

SECTION 4.        Administrator of the Plan

                  4.1. This Plan shall be administered by the Board; however, the Board intends to delegate the administration to a Stock Incentive Plan Committee (the "Committee") consisting of all members of the Compensation Committee of the Company who qualify as Outside Directors. The Committee shall have at least two (2) members at all times. It is the intention of the Company that the Plan shall be administered to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director as defined in the Rule. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

                  4.2. If the administration of this Plan is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board. The Board may abolish or change the Committee at any time and revest in the Board the administration of the Plan.

                  4.3. A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.

                  4.4. Subject to the terms herein, "Administration" shall include the full authority and sole and absolute discretion to designate Plan participants, to determine the provisions, restrictions, conditions and terms of the Options, (which need not be identical as to number of shares covered by any Option, the method or exercise as related to exercise in whole or in installments, or otherwise), including the Option price, and to interpret the provisions and supervise the administration of this Plan. Administration shall also include the authority to provide that certain Options not vest (that is, become exercisable), until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

4.5. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than a million (1,000,000) shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, canceled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

4.6. Each Option shall be evidenced by an agreement in writing containing the provisions, terms and conditions of each such Option granted consistent with the provisions of this Plan.

SECTION 5.        Stock Subject to the Plan

                  5.1. A total of 6,000,000 Plan Shares shall be subject to this Plan. The Plan Shares shall consist of unissued shares of Common stock or previously issued shares of Common stock reacquired and held by the Company or any Affiliate and such number of Plan Shares shall be and are hereby reserved for such purpose. Any Plan Shares which may remain unsold and which are not subject to outstanding Options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any Option expire or be cancelled prior to its exercise in full, the unexercised Plan Shares subject to such Option may again be subjected to an Option under this Plan.

SECTION 6.        Persons Eligible to Participate

              6.1 Grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. The Board, (or the Committee, as the case may be), shall have the full power to designate from among the eligible parties, those to whom Options may be granted. A person who has been granted an Option hereunder may be granted an additional Option or Options. Persons eligible under this Plan additionally may be granted one or more options under any other compensatory or stock option plan or awarded shares under any other benefit plan of the Company. No Option shall confer any right upon the Optionee with respect to the continuation of his employment (or his position as an officer, director, employee, agent or consultant), with the Company or any Affiliate, and shall not interfere with the right of the Company or any Affiliate to terminate such relationship(s) at any time in accordance with law and any other agreements in force.

              6.2 Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year exceeds $100,000 said excess shall be treated as a Non-Qualified Stock Option.

SECTION 7.        Option Exercise Price

                  7.1 The exercise price per share under each Option shall be determined by the Board, (or the Committee, as the case may be), at the time the Option is granted and shall not be less than the par value of the Common Stock obtainable upon the exercise thereof; provided, however, that the exercise price of any Incentive Option shall not, unless otherwise permitted by the Code, be less than the fair market value of the Common Stock on the date the Option is granted (110% of the fair market value in the case of a Greater-Than-Ten-Percent Stockholder). For these purposes, the "fair market value" of the Common Stock shall equal (a) the closing price per share on the date of grant of the Option as reported by a nationally recognized stock exchange, (b) if the Common Stock is not listed on such an exchange, as reported by the National Market System or another automated quotation system of the National Association of Securities Dealers, Inc., or (c) if the Common Stock is not quoted on any such system, the fair market value as determined by the Committee.

SECTION 8.        Exercise Period; Vesting

         (a) The Option exercise period shall be a term of not more than ten years from the date of granting of each Option and shall automatically terminate:

                  (i) immediately following termination of the Optionee's employment for cause; or

                  (ii) 60 days following termination of the Optionee's employment with the Company, without cause, for any reason other than death, provided that if the Optionee dies within such period, subclause (ii) below shall apply; or

                  (iii) at the expiration of 12 months after the date of death of the Optionee.

         (b) "Employment with the Company" as used in this Plan shall include:

                  (i)      employment with, or

                  (ii) as to a consultant, advisor, or agent, engagement by, or;

                  (iii)    service as a director of

the Company or any Affiliate, in any such capacity, even if employment or engagement in another capacity ceases, and Options granted under this Plan shall not be affected by an Employee's transfer of employment within the Company or between it and any Affiliate or between any Affiliates. An Optionee's employment shall not be deemed interrupted or terminated by a bona fide leave of absence, such as sabbatical leave, military or other services required by the Government, or sick leave.

                  (c) The Board (or Committee, as the case may be), may determine at the time of grant that the Option granted shall not vest immediately, but over a specified time, in specified amounts, per time period, or subject to other restrictions or limitations. Unless otherwise set forth in the granting resolution, an Option shall vest immediately upon grant. If employment ceases before an option vests, then vesting shall never take place and unvested Options shall then be lost forever. Nothing contained in this Section shall be construed to extend the term of any Option or to permit anyone to exercise an Option after the expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the Optionee's employment or relationship as a consultant, advisor, director or officer.

SECTION 9.        Exercise of Options

                  9.1. (a) The Board (or Committee as the case may be), in granting Options shall have discretion to determine the terms upon which the Options shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased Plan Shares shall remain subject to purchase until the Option expires or terminates in accordance with the terms herein. Unless otherwise stipulated in an Option, an option may be exercised in whole or in part, one or more times, but no Option may be exercised for a fractional share. Resulting fractions shall be rounded up or down as appropriate.

                  (b) Options may be exercised solely by the Optionee or a permitted transferee during his lifetime or by a spouse or former spouse pursuant to a qualified domestic relations order, or after his death (with respect to the number of shares which the Optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's Will or the laws of descent and distribution.

                  (c) The purchase price of the Plan Shares to which an Option is exercised shall be paid in full at the time of exercise and no Plan Shares shall be issued until full payment is made therefor. Payment shall be made either

                  (i) in cash, represented by a bank or cashier's check, certified check or money order, or made by bank wire transfer;

                  (ii) by delivering shares of the Company's Common stock which have been beneficially owned by the Optionee, the Optionee's spouse or both of them for a period of at least six months prior to the time of exercise (the "Delivered Stock"), in a number equal to the number of Plan Shares being purchased upon exercise of the options;

                  (iii)    a combination of cash and delivered stock;

                  (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the Plan Shares being purchased under the Option, (the "Other Shares"), or v) a combination of cash, Delivered Stock and Other Shares. An Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an Option shall be or have any of the rights and privileges of a shareholder of the Company, in respect of any Plan Shares purchased upon exercise of an Option unless and until certificates representing such shares have been issued by the Company to him or her. The Board (or Committee as the case may be), shall have absolute discretion whether to accept Other Shares offered and in valuing such shares.


SECTION 10.  Options in Substitution for Other Options

                  10.1. The Board (or Committee, as the case may be), may in its sole discretion, at any time during the term of this Plan, grant new Options to an Employee under this Plan or any other stock option plan of the Company, on the conditions that such Employee shall surrender for cancellation one or more outstanding Options which represent the right to purchase (after giving effect to any previous partial exercise thereof), a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder. No such new conditional grant shall become exercisable in the absence of such Employee's consent to the condition, surrender and cancellation, as appropriate. New conditional Options shall be treated in all respects under this Plan as newly granted Options. Options may be granted under this Plan from time to time in substitution for similar rights held by Employees of other corporations who are about to become Employees of the Company or an Affiliate as a result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or an Affiliate, of stock of the employing corporation as the result of which such other corporation becomes an Affiliate.

SECTION 11.  Assignability

                  11.1. Except with the express written consent of the Board, a Nonqualified Option for Plan Shares may not be assigned nor otherwise transferred except by Will or by operation of law, pursuant to a qualified domestic relations order (as defined in Rule 16B-3 of the Securities and Exchange Commission, or any successor rule), or pursuant to Title 1 of the Employee Retirement Income Security Act of 1974, as amended (ERISA) or rules thereunder. Except with the express written consent of the Board, no Option shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, and no Options shall be subject to execution, attachment or similar process. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of Option.

SECTION 12.  Reorganizations and Recapitalizations of the Company

                  12.1. (a) The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or any issue of bonds, debentures or other indebtedness, or any preferred or prior preference stocks senior to or affecting the Company's Common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) The Plan Shares in respect to which Options may be granted hereunder are shares of Common stock currently constituted. If, and whenever, prior to delivery by the Company of all of the Plan Shares which are subject to Options granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, a stock split, combination of shares (reverse stock split), or recapitalization or other increase or-reduction in the number of shares of the Common stock outstanding without receiving compensation therefore in money, services or property, and other than as a dividend, then the number of Plan Shares with respect to which options granted hereunder may thereafter be exercised shall i) in the event of an increase in the number of outstanding shares, be proportionately increased and the cash consideration payable per share shall be proportionately reduced; and ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the cash consideration payable per share shall be proportionately increased.

                  (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another company pursuant to which shareholders of the Company receive any shares of stock or other securities, in exchange for the Common stock, there shall be substituted for the Plan Shares subject to the unexercised portions of outstanding Options, an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of the Common stock in the case of a reorganization, merger, consolidation or plan of exchange; provided however, that all outstanding Options may be cancelled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each Optionee or his personal representative of its intention to do so and by permitting the purchase of all the Plan Shares subject to such outstanding options for a period of not less than thirty (30) days during the sixty (60) days immediately preceding such effective date.

                  (d) Except as expressly provided above, the Company's issuance of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, as dividends or for cash, property, labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of capital stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Plan Shares subject to Options granted hereunder or the purchase price of such shares.

SECTION13.  Purchase for Investment

         13.1. Unless the Plan Shares covered by this Plan have been registered under the Act prior to issuance, each person exercising an Option under this Plan may be required by the Company to give a representation in writing that he is acquiring shares for his or her own account for investment and not with a view to or for sale in connection with the distribution of any part thereof.

SECTION 14.  Laws and Regulations

         14.1. This Plan and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Plan Shares under such Options, shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 15.  Withholding of Taxes

         15.1. If subject to withholding tax, the Company may be required to collect withholding taxes upon the exercise of an Option. The Company may require, as a condition to the exercise of an option that the Optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Company in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect to have the Company withhold from the Plan Shares to be issued hereunder, a sufficient number of shares to satisfy withholding obligations.

SECTION 16.  Reservation of Shares

                  16.1. The stock subject to this Plan, shall, at all times, consist of authorized but unissued Common shares, or previously issued shares of Common stock reacquired or held by the Company or an Affiliate, equal to the maximum number of shares the Company may be required to issue under this Plan, and such number of Common shares is hereby reserved for such purpose. The Board, (or Committee, as the case may be), may decrease the number of shares subject to this Plan, but an increase in such number may only occur as a consequence of a stock split or other reorganization or recapitalization affecting all Common shares.

SECTION 17.  Termination of the Plan

                  17.1. The Board may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Option under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the date previously specified herein, or the date when all the Plan shares have been issued.

SECTION 18.  Amendment of the Plan

         18.1. The Board may amend or alter this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any Options granted hereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided that no amendment or alteration shall be made which would impair the rights of any participant under any Option theretofore granted, without his consent (unless made solely to conform such Option to and necessary because of changes in the foregoing laws, rules or regulations).

SECTION 19.  Delivery of a Copy of the Plan

         19.1. A copy of this Plan shall be delivered to every person to whom an Option is granted.

SECTION 20.  Liability

         20.1. No member of the Board of Directors, the Committee (where applicable), or any other committee of Directors, Officers, Employees, or agents of the Company or any Affiliate, shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

SECTION 21.  Miscellaneous Provisions

         21.1. The place of administration of this Plan shall be wherever the Company's principal executive offices are located and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Nevada. Without amending this Plan, the Board, (or Committee as the case may be), may issue Plan Shares to employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities, given the difference in tax laws in such other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the Employee Stock Option (2000) Plan of the Company.

Dated:  February 25, 2000.                     WAVERIDER COMMUNICATIONS INC.

                                               By:   /s/ D. Bruce Sinclair
                                                     -----------------------
                                               Name: D. Bruce Sinclair
                                               Director, President & CEO

                                               By:   /s/ Cameron A. Mingay
                                                     -----------------------
                                               Name: Cameron A. Mingay
                                               Secretary

                                   APPENDIX C

                          WaveRider Communications Inc.

                       Employee Stock Purchase (2000) PLAN
                               Adopted *****, 2000

1.       PURPOSE.

         (a) The purpose of the Plan is to provide a means by which employees of WaveRider Communications Inc., a Nevada corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine when and how rights to purchase stock shall be granted and the provisions of each offering of such rights (which need not be identical).

        (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

        (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iv)  To amend the Plan as provided in paragraph 13.

        (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three million (3,000,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

4.       GRANT OF RIGHTS; OFFERING.

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.       ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

        (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

        (ii) the Offering Period for such right shall begin on its Offering Date and end coincident with the end of such Offering; and,

        (iii)the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

         (c) No employees shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(d), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

6.       RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with up to fifteen percent (15%) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Offering Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each such Offering, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date (as defined in the Offering) under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

    (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

         (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

         (ii) an amount equal to eight-five percent (85%) of the fair market value of the stock on the Exercise Date.

7.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An eligible employee may become a participant in an Offering by delivering an agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to fifteen percent (15%) of such employee's Earnings during the Offering Period. "Earnings" is defined as base salary or wages and including amounts elected to be deferred by the employee (that would otherwise have been paid) under the Company's 401(k) Plan, and may include or exclude bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation as determined by the Board or Committee and as set forth in the Offering. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. At any time during the Offering a participant may terminate his or her payroll deductions. A participant may reduce, increase or begin such payroll deductions after the beginning of any Offering Period only as provided for in the Offering. A participant may not make any additional payments into his or her account unless expressly provided for in the Offering.

         (b) If a participant terminates his or her payroll deductions, such participant may withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering Period. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in other Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), without interest.

         (d) Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

8.       EXERCISE.

     (a) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to such participant after such Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to such participant after such Exercise Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended. If, on an Exercise Date of any Offering hereunder, the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated and not previously applied to the purchase of Common Stock shall be distributed to the participants, without interest.

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      RIGHTS AS A SHAREHOLDER.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make appropriate adjustments in the maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding rights.

(b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion, any surviving corporation shall assume outstanding rights or substitute similar rights for those under the Plan, such rights shall continue in full force and effect, or such rights shall be exercised immediately prior to such event.

13.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within 12 months before or after the adoption of the amendment, where the amendment will:

         (i) Increase  the number of shares  reserved for rights under the Plan;
or

         (ii) Modify the provisions as to eligibility for participation in the Plan or modify the Plan in any other way to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

         It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted.

14.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.

                                   APPENDIX D

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                          WAVERIDER COMMUNICATIONS INC.


         WaveRider Communications Inc., a corporation organized under the laws of the State of Nevada, DOES HEREBY CERTIFY:

A. The shareholders of this corporation have, at an annual general meeting of shareholders held Friday July 7, 2000, duly adopted an amendment to the Articles of Incorporation of the corporation, consisting of amendment to the first paragraph of Article FIFTH , to among other things, increase the number of authorized shares of common stock. The amendment thus adopted is as follows:

                                      * * *

"FIFTH, The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is TWO HUNDRED AND FIVE MILLION (205,000,000), of which TWO HUNDRED MILLION (200,000,000) shares having a par value of $0.001 per share shall be of a class designated "Common Stock" (or "Common Shares") and FIVE MILLION (5,000,000) shares having a par value of $0.001 per share shall be of a class designated "Preferred Stock" (or "Preferred Shares"). All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. The designations, voting powers, preferences, optional or other special rights and qualifications, limitations, or restrictions of the above classes of stock shall be as follows:

                                                        * * *

B. Other than the foregoing change to Article FIFTH, there are no amendments to the Articles of Incorporation.

C. The foregoing Certificate of Amendment was duly approved by affirmative vote of the holders of a majority of the Corporation's 61,395,030 shares of capital stock outstanding and entitled to vote on the proposed amendment, and therefore sufficient for approval, all in accordance with the General Corporation Law of Nevada and the existing Certificate of Incorporation and bylaws of the Corporation.

D. This amendment was duly adopted in accordance  with the provisions of Section
78.390 of the General Corporation Law of Nevada.

         IN WITNESS WHEREOF, the said WaveRider Communications Inc.. has caused this certificate to be signed by its president and its secretary this ____ day of July, 2000


                                               WAVERIDER COMMUNICATIONS INC.

                                               By: _____________________________
                                                   D. Bruce Sinclair, President


                                                   -----------------------------
                                                   Cameron A. Mingay, Secretary

                                  FORM OF PROXY

                          WAVERIDER COMMUNICATIONS INC.

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints T. Scott Worthington and Cameron A. Mingay, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of the Common Stock of WaveRider Communications Inc., a Nevada corporation (the "Company"), held of record by the undersigned on May 17, 2000 at the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Princess Room of the Westin Prince Hotel, 900 York Mills Road, Toronto, Ontario Canada M3B 3H2, on Friday, July 7, 2000, at 3:00 p.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual Meeting of shareholders of the Company or until their respective successors all have been duly elected and qualified.

         [ ] FOR all nominees listed below (except as marked to the contrary).
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

GERRY CHASTELET        JOHN CURRY        CAMERON MINGAY

BRUCE SINCLAIR        GUTHERIE STEWART        DENNIS WING


2. PROPOSAL TO APPROVE the extension of the Employee Stock Option (1997) Plan

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


3. PROPOSAL TO APPROVE the Employee Stock Option (2000) Plan

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


4. PROPOSAL TO APPROVE the Employee Stock Purchase (2000) Plan

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


5. PROPOSAL TO APPROVE an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 200,000,000

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE; FOR THE APPROVAL OF THE EXTENSION TO THE EMPLOYEE STOCK OPTION (1997) PLAN; FOR THE APPROVAL OF THE EMPLOYEE STOCK OPTION (2000) PLAN; FOR THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE (2000) PLAN; AND, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S
RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000.

Please complete, sign and date this proxy where indicated and return it promptly to:

                            Mr. T. Scott Worthington
                          WaveRider Communications Inc.
         255 Consumers Road, Suite 500, Toronto, Ontario Canada M2J 1R4


Date: _____________, 2000     Signature: ______________________________________

                              Signature (if held jointly):_____________________

Name (Print)   ________________________________________________________________

Name (Print - if held jointly) ________________________________________________

Registered Address: ___________________________________________________________

                    ___________________________________________________________


(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)